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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)

        Delaware                      0-23108                   Not required
        --------                      -------                   ------------
(State of organization)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)
c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                               19720
--------------------                                               -----
(Address of principal                                            (Zip Code)
executive offices)

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:


                                                        Name of each exchange
Title of each class                                     on which each class
to be so registered                                     is to be registered
-------------------                                     -------------------
       None                                                     None


                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(g) OF THE ACT:


        Series 1999-4 5.65% Class A Credit Card Pass-Through Certificates Series 1999-4 5.85% Class B Credit Card Pass-Through Certificates
        -----------------------------------------------------------------
                                (Title of Class)



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Item 1.    Description of Registrant's Securities to be Registered.

                  Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 15 to 28 of the Prospectus dated April 20, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263) and "The Certificates" on pages S-21 to S-33 of the Prospectus Supplement dated April 20, 1999 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-62263).

Item 2.    Exhibits

                  Exhibit 4.1 (a)   Pooling and Servicing Agreement, dated as of
                                    October 1, 1993, between Greenwood Trust
                                    Company as Master Servicer, Servicer and
                                    Seller and U.S. Bank National Association
                                    (formerly First Bank National Association, successor trustee to Bank of America
                                    Illinois, formerly Continental Bank,
                                    National Association) as Trustee
                                    (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Registration
                                    Statement on Form S-1 (Registration No.
                                    33-71502), filed on November 10, 1993).

                  Exhibit 4.1 (b)   First Amendment to Pooling and Servicing
                                    Agreement, dated as of August 15, 1994,
                                    between Greenwood Trust Company as Master
                                    Servicer, Servicer and Seller and U.S. Bank
                                    National Association (formerly First Bank
                                    National Association, successor trustee to
                                    Bank of America Illinois, formerly
                                    Continental Bank, National Association) as
                                    Trustee (incorporated by reference to
                                    Exhibit 4.4 of Discover Card Master Trust
                                    I's Current Report on Form 8-K, dated August
                                    1, 1995 and filed on August 10, 1995, File
                                    No. 0-23108).

                  Exhibit 4.1 (c)   Second Amendment to Pooling and Servicing
                                    Agreement, dated as of February 29, 1996, between Greenwood Trust Company as Master
                                    Servicer, Servicer and Seller and U.S. Bank
                                    National Association (formerly First Bank
                                    National Association, successor trustee to
                                    Bank of America Illinois, formerly
                                    Continental Bank, National Association) as
                                    Trustee (incorporated by reference to
                                    Exhibit 4.4 of Discover Card Master Trust
                                    I's Current Report on Form 8-K, dated April
                                    30, 1996 and filed on May 1, 1996, File No.
                                    0-23108).



                                     Page 2


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                  Exhibit 4.1 (d)   Third Amendment to Pooling and Servicing
                                    Agreement, dated as of March 30, 1998,
                                    between Greenwood Trust Company as Master
                                    Servicer, Servicer and Seller and U.S. Bank
                                    National Association (formerly First Bank
                                    National Association, successor trustee to
                                    Bank of America Illinois, formerly
                                    Continental Bank, National Association) as
                                    Trustee (incorporated by reference to
                                    Exhibit 4.1(d) of Discover Card Master Trust
                                    I's Registration Statement on Form 8-A filed
                                    April 13, 1998, File No. 0-23108).

                  Exhibit 4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to
                                    Exhibit 4.1 of Discover Card Master Trust
                                    I's Current Report on Form 8-K dated
                                    November 30, 1998, File No. 0-23108).

                  Exhibit 4.2 Series Supplement, dated as of April 27, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1999-4, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated April 27, 1999, File No. 0-23108).

                  Exhibit 99.1 Prospectus Supplement dated April 20, 1999 and Prospectus dated April 20, 1999 with respect to the 5.65% Class A Credit Card Pass-Through Certificates and the 5.85% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-4.




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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Discover Card Master Trust I
                                        (Registrant)

                                        By:  Greenwood Trust Company
                                        (Originator of the Trust)


Dated:  April 27, 1999                  By:    /s/ John J. Coane
                                           -------------------------------------
                                               John J. Coane
                                               Vice President, Chief
                                               Accounting Officer and Treasurer






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                                  EXHIBIT INDEX


Exhibit No.                                                                Page
-----------                                                                ----

  4.1 (a)           Pooling and Servicing Agreement, dated as of            ---
                    October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S.
                    Bank National Association (formerly First Bank
                    National Association, successor trustee to Bank of America Illinois, formerly Continental Bank,
                    National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card Master
                    Trust I's Registration Statement on Form S-1
                    (Registration No. 33-71502), filed on November 10,
                    1993).

  4.1 (b)           First Amendment to Pooling and Servicing                ---
                    Agreement, dated as of August 15, 1994, between Greenwood Trust Company as Master Servicer,
                    Servicer and Seller and U.S. Bank National
                    Association (formerly First Bank National
                    Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card Master Trust I's
                    Current Report on Form 8-K, dated August 1, 1995 and filed on August 10, 1995, File No. 0-23108).

  4.1(c)            Second Amendment to Pooling and Servicing               ---
                    Agreement, dated as of February 29, 1996, between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formerly First Bank National Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover Card Master Trust I's
                    Current Report on Form 8-K, dated April 30, 1996
                    and filed on May 1, 1996, File No. 0-23108). 4.1
                    (d) Third Amendment to Pooling and Servicing
                    Agreement, dated as of March 30, 1998, between Greenwood Trust Company as Master Servicer,
                    Servicer and Seller and U.S. Bank National
                    Association (formerly First Bank National
                    Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card Master Trust
                    I's Registration Statement on Form 8-A filed April
                    13, 1998, File No. 0-23108).


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  4.1(d)            Third Amendment to Pooling and Servicing Agreement,
                    dated as of March 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1(d) of Discover Card Master Trust I's Registration Statement on Form 8-A filed April 13, 1998, File No. 0-223108).

  4.1(e) Fourth Amendment to Pooling and Servicing Agreement, dated as of November 30, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K dated November 30, 1998, File No. 0-23108).

  4.2 Series Supplement, dated as of April 27, 1999, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1999-4, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit 4.1 of Discover Card Master Trust I's Current Report on Form 8-K, dated April 27, 1999, File No. 0-23108).

  99.1 Prospectus Supplement dated April 20, 1999 and Prospectus dated April 20, 1999 with respect to the 5.65% Class A Credit Card Pass-Through Certificates and the 5.85% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1999-4.







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